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                              AMENDMENT NUMBER ONE
                       TO LITIGATION MANAGEMENT AGREEMENT



         THIS AMENDMENT NUMBER ONE, dated as of March 15, 1999 is made by and among Golden State Bancorp Inc. ("GSB"), a Delaware corporation, California Federal Bank, A Federal Savings Bank ("Cal Fed"), (including in its capacity as successor by merger with Glendale Federal Bank, Federal Savings Bank ("Glen Fed")), Stephen J. Trafton, and Richard A. Fink (collectively "the Parties") to the Litigation Management Agreement (the "Agreement") dated as of February 4, 1998 by and among the Parties.

         WHEREAS, in accordance with the provisions of Section 6.1 of the Agreement the Parties desire to amend the Agreement as set for in this Amendment


                                   Amendments

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Parties agree as follows:

         1. Schedule 2.1(c)(ii) to the Agreement is amended by replacing the amount of $325,000 appearing in the second line of the Paragraph 1. entitled "Retirement Benefits" with the amount of $375,000.

         2. Except as expressly amended by this Amendment, the Agreement is hereby ratified and confirmed in all respects.

         3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign on the same counterpart.

         4. This Amendment shall be governed and construed in accordance with the provisions of the Agreement.



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         IN WITNESS WHEREOF, the Parties have executed this Amendment or caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           GOLDEN STATE BANCORP INC.



                           By:      /s/ Richard H. Terzian
                                    --------------------------------
                                    Richard H. Terzian
                                    Executive Vice President and
                                    Chief Financial Officer


                           CALIFORNIA FEDERAL BANK,
                           A FEDERAL SAVINGS BANK
                           (including in its capacity as successor by merger to Glendale Federal Bank, Federal Savings Bank)



                           By:      /s/ Eric K. Kawamura
                                    --------------------------------
                                    Eric K. Kawamura
                                    Senior Vice President



                                    /s/ Stephen J. Trafton
                                    --------------------------------
                                    Stephen J. Trafton


                                    /s/ Richard A. Fink
                                    --------------------------------
                                    Richard A. Fink








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